Exhibit 99.2

The Leader in Value Based Oncology Care June 2021

Disclaimer: This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Potential Transaction”) involving TOI Parent Inc. (“TOI” or the “Company”) and a special purpose acquisition company (the “SPAC”), and for no other purpose. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will TOI, the SPAC or any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. TOI has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of TOI or the Potential Transaction. You are urged to make your own evaluation of TOI and such other investigations as you deem necessary before making an investment or voting decision. Forward Looking Statements: This presentation and the related oral commentary include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, total addressable market (“TAM”), market share and competition, the potential for success of the Company’s M&A strategy and the integration of those acquisitions, and expectations related to the terms and timing of the transactions. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of TOI’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of TOI. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are delayed or not obtained or that the approval of the shareholders of the Company or the SPAC is not obtained; future global, regional or local economic, political, market and social conditions, including due to the COVID-19 pandemic; the development, effects and enforcement of laws and regulations; TOI’s ability to manage its future growth; the effects of competition on TOI’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the ability to implement business plans, forecasts and other expectations after the completion of the Potential Transaction and identify and realize additional opportunities; failure to realize anticipated benefits of the Potential Transaction or to realize estimated forecasts and projections; or other risks and uncertainties indicated from time to time by the Company and in the registration statement containing the proxy statement / prospectus discussed below relating to the Potential Transaction, including those under “Risk Factors” therein, and in the SPAC’s other filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. You are cautioned not to place undue reliance upon any forward-looking statements in this presentation, which speak only as of the date made. TOI does not undertake or accept any obligation or undertaking to release any updates or revisions to any forward-looking statements in this presentation to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Use of Projections: This presentation contains projected financial information with respect to TOI, including revenue, gross profit, gross margin, Adjusted EBITDA and Adjusted EBITDA margin. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” above and the Risk Factors included at the end of this presentation. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent auditors of TOI have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Financial Information; Non-GAAP Financial Measures: The financial information and data contained in this presentation is unaudited and does not conform to the requirements of Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement or prospectus to be filed by the SPAC with the SEC. In addition, the historical financial information included herein is preliminary and subject to change, including in connection with the audit of the financial statements, which has not been completed. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes that the use of Adjusted EBITDA provides an additional tool to assess operational performance and trends in, and in comparing our financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. TOI’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure for full years 2021 – 2024 cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliations that have not yet occurred, are out of the Company’s control or cannot be reasonably predicted. For the same reasons, the Company is unable to provide probable significance of the unavailable information, which could be material to future results. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented in this presentation in conjunction with TOI’s financial statements and the related notes thereto.

No Offer or Solicitation: This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information: In connection with the Potential Transaction, the Company anticipates that a registration statement on Form S-4 with the SEC will be filed by the SPAC, which will include a proxy statement / prospectus, that will be both the proxy statement to be distributed to holders of the SPAC’s shares in connection with its solicitation of proxies for the vote by the SPAC’s shareholders with respect to the Potential Transaction and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Potential Transaction. After the registration statement is declared effective, the SPAC will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This document does not contain all the information that should be considered concerning the Potential Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Potential Transaction. The SPAC’s stockholders, the Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Potential Transaction, as these materials will contain important information about the Company, the SPAC and the Potential Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of the SPAC as of a record date to be established for voting on the Potential Transaction. The SPAC’s stockholders and the Company’s stockholders will also be able to obtain copies of the proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to DFP Healthcare Acquisitions Corp. at 345 Park Avenue South, New York, New York, 10010 or by telephone at (212) 551-1600. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation: The SPAC, TOI and certain of their directors and officers may be deemed participants in the solicitation of proxies of the SPAC’s shareholders in connection with the Potential Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Potential Transaction will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph. Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of TOI and other companies, which are the property of their respective owners.

The Oncology Institute of Hope & Innovation (TOI)DFP Healthcare Acquisitions Corp Brad Hively Chief Executive Officer 20+ years of executive leadership and healthcare investing experience Previously President of Health Essentials and Senior VP at Heritage Provider Network Dr. Daniel Virnich Chief Operating Officer 20+ years of executive leadership and value-based care operations experience Previously President of DaVita Medical Group, Florida and Senior VP of Operations for Healthcare Partners in Southern California Richard Barasch Executive Chairman Serves as Executive Chairman of DFP Healthcare Acquisitions Corp Led Universal American Corp as CEO from 1995-2017 Pioneered provider engagement model in Medicare Advantage and Medicare Part D Background / Experience:

Introduction and Proposed Transaction

Transaction Overview

Transaction Summary

- The Oncology Institute of Hope & Innovation (TOI) is **the largest[1] scaled provider of value-based oncology care in the US**
- TOI to combine with DFP Healthcare Acquisitions Corp (DFP) to become a NASDAQ-listed value-based oncology care services platform
- Brad Hively (CEO of TOI) will lead the company with assistance of Richard Barasch (Executive Chairman of DFP)
- Pro forma **valuation of $842 million**
  - **2.4x FY22E revenue**
- **Value enhancing earnout structure**
- **Existing shareholders rolling over 66% of equity**
- Assumes the issuance of **PIPE shares for $275 million** including participation by Deerfield Management Co. (Deerfield)
- Results in a highly capitalized PF entity **with $200+ million of cash on balance sheet** and strong growth trajectory
  - Positioned to leverage platform to aggressively expand in new markets via organic growth and M&A
  - ~30%[2] growth CAGR realized 2016 to 2020, expected to achieve ~53% growth CAGR from 2021 to 2024

Valuation Overview

$ in mm

2022E Valuation Analysis	
Pro Forma Enterprise Value	$842
2022E Total Revenue	$345
Revenue Multiple	2.4x

Note: (1) Based on capitated lives managed through employed oncologists; (2) 2016 revenue based on cash basis unaudited financials.

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Sources and UsesPF Capitalization(1) $ in mm Sources $ $ in mm PF Capitalization New PIPE Shares (incl. Deerfield)$275 Shares Issued to TOI 503 Trust Cash (ex Deerfield) 180 DFP Existing IPO Shares 50 Total$1,008 Uses $ Existing Debt$7 Existing Cash19 Cash from SPAC Transaction207 Net Debt($218) PF Shares Outstanding (in mm)106.0 $ Cash to Balance Sheet$207 Equity to TOI 503 Cash to Existing Shareholders 258 Transaction Related Fees 40 Total$1,008 Share Price (in $'s) $10.00 Equity Value $1,060 Pro Forma Enterprise Value $842 PF Equity Ownership Shares (in mm) % New PIPE Shares 27.5 26% Other Public Shares 18.0 17% TOI Shareholders 50.3 47% Founder Shares 5.2 5% Deerfield IPO Shares 5.0 5% Total 106.0 100% Add'l Max Contingent Shares to TOI12.5 Add'l Max Contingent Shares for Founder Shares0.6 Total Max Shares119.1

Combination of High Caliber Teams and Complementary Capabilities Deerfield provides execution certainty, powerful endorsement in the public markets and access to significant resources Highly successful with AdaptHealth and CareMax transactions Top notch management team at TOI highly experienced in oncology care and value-based models Richard Barasch will serve as Executive Chairman of TOI, leveraging extensive experience in managed care, value-based care and public company management TOI Well Positioned in a Market with Significant Need for Value Based Care Massive, Undermanaged MarketMarket Leader with Significant Scale Provider / Payor Incentive Alignment High Patient Satisfaction Tech-Enabled Care Delivery ModelHighly Scalable Market Entry Strategy Capital Light Organic Growth Highly Fragmented M&A Landscape

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$250mm SPAC IPO in February 2018 $143mm SPAC IPO in July 2020 $230mm SPAC IPO in March 2020 Completed $1bn business combination in November 2019 Announced $800m business combination in December 2020 Leader in Home Medical Equipment Leader in Risk-Based Primary Care Leader in Risk-Based Oncology Care ✓ $400mm+ fully-committed PIPE 50%+ revenue CAGR anticipated ~200% total return from IPO(1) ~35% total return from IPO $200mm in growth capital Note: (1) Market data as of June 25, 2021.

Who We Are

Who We Are Our Growth 50+ Locations in Four States 9 Current Markets 80+ Oncologists and Mid-levels (Revenue, $ millions) 30% CAGR $345 ~1.3M Lives Served Under Capitation ~200K Patient Visits in >50% Revenue Generated from Value Based Agreements ~46K Unique Patient >25% Reduction in Healthcare Costs(1) 100+ Clinical Trials Giving Patients $66 33% CAGR (2) $155 2.3x 2016 Revenue (3) 2.2x 2019 Revenue 2020 Encounters in 2020 Cutting Edge Treatment Access 2016A2019A2022E Relationships with Leading Payors and Risk Taking Providers

Healthcare is Unaffordable and Inefficient in the U.S. U.S. Oncology Spend Growth Continues to Accelerate 18% of U.S. GDP and rising $200bn+ estimated 2020 U.S. oncology spend 2x spent per person compared to OECD average 11 – 14% CAGR U.S. Oncology drug spending growth in the next four years Yet, U.S. incidence of chronic illness and longevity are worse than average 9.5% of U.S. adults have been diagnosed with cancer Massive Market with Accelerating Growth Driven by Misalignment, Complex and Variable Clinical Pathways and High-Cost Drugs Sources: Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer Research, July 2020; National Center for Health Statistics; IQVIA Institute; National Health Expenditure Data – CMS; Spending on Health: Latest Trends – OECD, June 2018.

Today’s Traditional Fee-for-Service Oncology Care ×Incentivized by volume ×Incentivized to use high-cost therapies ×Physician compensation model aligned to high cost ×Practice tailored to profit ×Supported by drug manufacturers and distributors ×No incentives to utilize appropriate care transitions Our Disruptive Value Based Oncology Care Incentivized by quality Incentivized to use high-value therapies ✓ quality and patient satisfaction ✓ individualized patient needs ✓ Our Healthcare System is Being Rebuilt with New Value Based Care Models

Primary Care Leading the Charge in Transition to Value Based Care Value based payments comprised of 36% of healthcare spending in 2018 vs. 20% in 2014 Since 2013, Humana has increased PCPs within value based arrangements by 145% Primary / preventative care only encompasses less than 3% of Medicare spend; vast majority of spend occurs outside of primary care clinics Oncology Spend is a Major Pain Point for Value Based Primary Care Illustrative Value Based Primary Care Group Funds Flow PMPM from CMS to MA Plans % Retained by MA Plans % Paid to Primary Care Group Medical Expense to Manage Oncology Expense TOI Reduces Oncology Care Spend Primary Care Group Profit TOI is the Market Leader in Value Based Oncology Care Sources: American Society of Clinical Oncology; Cancer Epidemiology, Biomarkers & Prevention – American Association For Cancer Research, July 2020; Global Market Insights; IQVIA Institute; Wall Street research. Note: MA = Medicare Advantage.

TOI is the Leading Value Based Oncology Care Practice that is Aligning both Physicians and Payors with Incentives to Simultaneously Enhance Quality and Lower Costs Traditional Care Physician Practices Benefit Managers Aligned with physicians, practice-based models are incentivized to over prescribe expensive therapeutics and over utilize care which results in higher costs Aligned with payors, benefit managers seek to change provider behavior which has limited success and typically results in an antagonistic relationship with physicians

Illustrative Cost Savings and Gross Profit Save payors over 25%(1) 1 2 TOI captures 20% – 40% gross margins 3 1 Payors are challenged with high and escalating medical oncology costs Driven by misaligned incentives of fee for service providers 2 Payors engage with TOI to lower their medical oncology costs by making TOI the exclusive or preferred medical oncology provider for their entire patient population in a region under capitated contracts Payor Cost for Medical Oncology without TOI Payor Cost for Medical Oncology with TOI TOI Cost to Treat Patients 3 TOI provides high quality and low cost care and captures margins on their capitated contracts TOI’s Population Based Contracts Deliver a Recurring Revenue Stream Note: (1) Compared to average Per Member Per Month costs in our primary geographies.

Our Operating Model is Highly Scalable and Replicable

Massive Whitespace Opportunity in Oncology Care Market



- Current Markets
- High Priority / Near Term Expansion Markets
- Secondary Target Markets

9 Current Markets in 4 States

~25mm Commercial and Medicare Advantage Lives

~$6bn Opportunity

High Priority Expansion Markets

~23mm Commercial and Medicare Advantage Lives

~$11bn Opportunity

Secondary Target Markets

~32mm Commercial and Medicare Advantage Lives

~$13bn Opportunity

Total U.S. Oncology Care Market

~$200bn Total Opportunity

Sources: Third-Party Market Research, CMS, Kaiser Family Foundation, IQVIA.

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(Lancaster) California 46 Clinics & 75+ Hospital Affiliations (Rancho Mirage) Arizona NevadaFlorida 5 Clinics & 6 Hospital Affiliations 3 Clinics & 12 Hospital Affiliations 5 Clinics & 9 Hospital Affiliations

Leadership Team Brad Hively Chief Executive Officer Dr. Matt Miller Chief Administrative Officer Diona Simoneit Controller Dr. Daniel Virnich Chief Operating Officer Irene Lustria VP RCM Crystal Peterson VP Talent Mgmt Dr. Yale Podnos Chief Medical Officer Scott Dalgleish Chief Financial Officer Mitu Ramgopal VP of Strategic Partnerships John Bayne Senior Director, M&A Hilda Agajanian Founder & Chief Growth Officer Dr. Richy Agajanian Founder & Chief Clinical Officer Senior Advisors Dr. Roy Beveridge Alan Hoops Dr. Mo Kaushal

What We Have Built

Treatments Where We FocusSavings Reduce practice pattern variability Access to clinical trials in the community Vertical integration of pharmacy Palliative Care Symptom Management Providers trained in advanced care planning Close coordination between network providers Algorithm driven action plan 24/7 Health Care Coach Patient education and engagement >25% Reduction in Spend(1) Experience in relatively low-cost California market Sources: Lay Healthcare Worker Led Cancer Screening Interventions and the Effect on Patient-Reported Satisfaction, Health Status, Healthcare Use, and Total Costs; Journal Of Oncology Practice; August 16, 2019. Note: (1) Compared to average Per Member Per Month costs in our primary geographies.

TOI has Developed Many Highly Specific and Difficult to Replicate Capabilities that Collectively Comprise our Competitive Moat Physician Recruiting Clinical Culture Tech-enabled Care Pathways Care Management Delivered in Community Setting Integration of Palliative Care and Hospice Clinical Trials Coding Accuracy

Highly Effective in Delivering Quality, Value Based Oncology Care 30% Lower inpatient admissions 75% Fewer Emergency Department visits in the last month of life 40% Fewer acute care facility deaths > 25% Lower median total healthcare costs from diagnosis to death 14% Improvement in Patient Satisfaction Study on TOI Patient Population Conducted by Researchers at Stanford University Sources: Lay Healthcare Worker Led Cancer Screening Interventions and the Effect on Patient-Reported Satisfaction, Health Status, Healthcare Use, and Total Costs; Journal Of Oncology Practice; August 16, 2019. Note: Compared to average Per Member Per Month costs in our primary geographies.

Our Patient-Centric Focus Drives High Levels of Satisfaction

Highly Satisfied Patient Base Supports Care Delivery Model While Strengthening Payor Relationships(1)



Satisfaction Rating (0 – 5 Scale)
4.5
4.5
4.5
4.5
4.3
4.6
4.5
4.6
4.4
4.5
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21

~3,000 patients surveyed

88% of Oncologists Rated 4.0 or Above

93% of Locations Rated 4.0 or Above

Patients Truly Appreciate Level of Care and Support Provided by TOI Care Team

*"Thank you all for **helping me through this life test**…From the front desk to the specialist – when it comes to cancer, you are all needed and appreciated; **your kindness and selflessness makes a world of difference** to the patients and their families."*

– Lynwood Clinic Patient

*"**Awesome place**, from the support staff and Dr. Morrison. He was the BEST! **Would highly recommend** this clinic to everyone who needs it."*

– Downey Clinic Patient

*"I am very thankful and happy to have found his group. Dr. Baghian and staff are kind, compassionate, and knowledgeable. Everyone I have interacted with has made me feel as though they **truly care about making sure I receive quality care in a timely manner**. Exceptional!"*

– Riverside Clinic Patient

Note: (1) As of April 11, 2021.

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Custom-Built Care Pathways Deliver High Quality, Evidence-Based Care at the Optimal Value Possible Treatment Plans ABCDE FGHIJ Possible Treatments Approvable by Compendia Full range of options includes on-and off-label uses of drugs Recommendations and interpretations inconsistent across Compendia ACDE GHI First Criteria: Efficacy National Comprehensive Cancer Network maintains guidelines for treatment by cancer site / stage TOI EMR pre-populated with evidence-based clinical pathways ACDGH Second Criteria: Patient-Specific Considerations Physician selects options in coordination with Medical Director team (internal peer reviewers), based on patient-specific factors Treatment Plan Selected for Patient DGH Third Criteria: Value Physician chooses from remaining options with support and oversight of Medical Director reviewer Decisions informed and reinforced by ongoing physician education and purpose-built technology tools Shared decision making with patients and family

Our Technology Platform is Purpose Built for Oncology Care Collect Work with health plans and primary care doctors on front-end collection of extensive patient data sets Patients ProvidersPayors Analyze Leverage proprietary algorithms and data science to refine relevant clinical care pathways Apply Use results from our data analysis to dictate appropriate care pathways Our Technology is Designed to Decrease the Complexity and Variability of Clinical Care for Cancer Patients

New Market Entry Playbook with Track Record of Success Designed to Scale Efficiently 123 Market Identification Market Prioritization Market Entry

How We Are Growing

Existing Markets Continue Driving Live Growth and Partnership Expansion New contracts Expand covered lives New clinics & providers Improve unit economics Medicare direct contracting New Markets Well-Honed TOI Model Enables Quick Scaling in New Markets Establish presence in new markets Highly attractive market dynamics Value based care transition for physicians Service Expansion Expand Scope and Diversify Service Offering Build comprehensive portfolio of ancillary services Pharmacy Clinical trials MSO services Data monetization M&A Opportunities Leverage Pipeline and M&A Expertise to Drive Accretive Growth Successful acquisition track record Scalable platform Highly effective M&A playbook

~3.5M Total Lives in Pipeline ~1.5M Late Stage Lives Late Stage ~1.5M 43% Other Markets ~1M 29% Florida ~500K 14% ~120 New Account Leads in Existing and Priority Markets with Large Portion of High Certainty Opportunities to Support Late Stage Growth Targets Note: Pipeline as of April 15, 2021.

Pursuing M&A to Accelerate Growth Strategy

Actionable M&A Pipeline in Place


NY
NV
CA
AZ
TN
TX
FL
Priority M&A Target Markets

21 Acquisition Targets with ~240 Providers

20+ Additional Tuck-in Acquisition Targets with 1 or 2 providers in Key Target Markets

Huge and Fragmented Independent Provider Base

- **Reimbursement, regulatory and payor pressures** driving independent practices to consolidate

~12,700
Oncologists

~1,720
Oncology practices


~76%
Practices employ 1-5 oncologists


~97%
Practices have fewer than 5 sites

Sources: Management Estimates, American Society of Clinical Oncology, Community Oncology Alliance.

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Financial Overview

Overview of Key Projection Assumptions

Revenue Growth

- Growth driven by continued scaling in existing markets as well as expansion into new markets
- Existing market growth driven by adding capitated / VBC lives in CA, AZ and NV via new contract wins
  - ~18% Revenue CAGR from 2020A to 2024E
- New market growth driven by expanding in FL, TX, and other new markets and signing new contracts
  - ~125% Revenue CAGR from 2022E – 2024E
  - ~25% of 2022E Total Revenue from New Markets
- TOI enters new markets through acquisitions and de novo build-out, pairing both approaches to achieve optimal speed to market and scale / network adequacy
  - Entered Florida in February 2021 and currently has 3 providers, with 4 additional set to start in coming months

Margin Expansion

- Gross margin improvement from 2021 to 2024 driven by mix shift towards capitated / VBC patients, mix shift outside of California and enhanced provider and unit level productivity
  - Continued hiring of physicians and extenders to support growth in lives and improved productivity
- Adjusted EBITDA margin improvements also driven by leveraging SG&A infrastructure at scale

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We Target Steady State Gross Margin of ~30% and Adjusted EBITDA Margin of ~15% Note: Projected financials are subject to assumptions and uncertainties and there is no assurance that they will be achieved in the times or amounts indicated; (1) Represents lives at year end.

Strong Unit Economics Drives Increasing Profitability

Embedded Gross Margin Expansion as TOI Scales



~20.0%
1
Value-Based
Volume Mix
2
Provider
Utilization
3
Market
Dynamics
30.0%+
Current
Steady State

Margin Expansion Drivers

1 **Value-Based Volume Mix**: As our mix of value-based revenue increases our margins will improve; **pods today with highest mix of value-based contract achieve 30%+ margins**

2 **Provider Utilization:** Margins expected to improve as
1) Provider **productivity increases** in maturing clinics
2) The **ratio** of **APPs[(1)] to MDs increases**

3 **Market Dynamics:** Certain expansion markets have higher-cost fee-for-service oncology, therefore **TOI can deliver better value and savings to our customers** and **capture higher margins**

TOI Pod[(2)] Gross Margin vs. % Value-Based Visits



40%
35%
30%
25%
20%
15%
10%
Pod Gross Margin
20%
30%
40%
50%
60%
70%
80%
90%
Pod % Value-Based Visits

Note: (1) Advanced Practice Providers (APPs) include Physician Assistants and Nurse Practitioners; (2) Each pod is an operational unit consisting of 2-5 clinics, grouped together based on geographic proximity and visit volume.

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($ in millions) Organic growth from new capitated & FFS lives and visits in existing CA, AZ and NV markets 40K new capitated / value based care MA lives 10K new capitated / value based care MA lives Note: Projected financials are subject to assumptions and uncertainties and there is no assurance that they will be achieved in the times or amounts indicated; Figures include contributions from projected de novo and acquisitions activity; MA = Medicare Advantage.

Public Comparables Trading Metrics

Current EV / 2022 Revenue Multiples


Previous Deerfield-sponsored deals
TOI
8.3x
6.9x
6.7x
6.4x (3)
5.9x
5.1x (4)
5.0x
4.8x (5)
4.5x
2.9x (6)
2.8x
2.4x
1.2x
progyny
agilon health
OAK STREET HEALTH
one medical
signifyhealth.
PRIVIA HEALTH
babylon
one medical
iorahealth
innovAge
Cano Health
P3
Caremax

	progyny	agilon health	Oak Street Health	one medical	signifyhealth	Privia	babylon	one medical / iorahealth	InnovAge	Cano Health	P3		CareMax
IPO Pricing / SPAC Merger Ann. Date	Oct-19	Apr-21	Aug-20	Jan-20	Feb-21	Apr-21	Jun-21	Jun-21	Mar-21	Nov-20	May-21		Dec-20
EV / 2022 Revenue Multiple at Pricing / Merger Ann. Date [1]	na	3.5x	na	na	4.5x	2.7x	5.1x	5.1x	2.9x	2.0x	2.8x		0.9x
Share Price Change since Pricing / Merger Ann. Date (%) [2]	358%	71%	193%	133%	26%	100%	(1%)	na	0%	37%	(1%)		33%
2022E Revenue ($mm)	775	2,466	2,069	1,027	898	984	710	710	735	2,230	825	345	752
2022E Revenue Growth (%)	44.2%	39.1%	55.3%	32.7%	19.3%	12.7%	121.2%	121%	17.1%	53.5%	30.3%	56%	46.9%
20-22 Revenue Growth CAGR (%)	49.9%	42.3%	53.1%	31.6%	21.3%	9.8%	199.8%	200.0%	13.8%	63.6%	30.7%	36%	46.2%

Source: Capital IQ as of 06/25/2021, Company filings, publicly available data, Wall Street research and Investor Decks.
Note: TOI calculated using $842 million enterprise value and $344.6 million 2022E revenue.

(1) Assumes $10 price per share in PF Enterprise value for SPAC transactions.
(2) For SPACs, figures represent change since $10 per share SPAC IPO price.
(3) Pro Forma for Iora acquisition (announced 6/7/2021). Projections are based on Company estimates and Wall Street Research.
(4) Pro forma for $92 million Anthem private placement (announced 5/3/2021).
(5) Represents the 2022 revenue multiple paid by One Medical in its acquisition of Iora Health (announced 6/7/21). Revenue and growth metrics represent Iora Health standalone figures.
(6) Pro forma for $600 million University Health Care acquisition (announced 6/14/2021).

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Appendix

We Deliver Value to Stakeholders Across the Ecosystem ` Patients Dedicated care team overseeing all aspects of care delivery Individualized care plans that align with patients’ wishes Access to sub-specialized care in convenient community locations Reduced financial burden, improving overall experience Providers Providers freed from pressure to overtreat Employed model offers stability and allows focus on practicing medicine rather than business building Payors / Employers Alignment based on quality and value Better outcomes and cost savings Enhanced patient access Care delivered in community setting

High Value Cancer Care Program (HVCC) Designed to Reduce Cost While Improving Patient Outcomes Introduction of Care Team, Ongoing Measurement Protocols EAS(1) and PHQ-9(2) performed at beginning of program, and repeated periodically Rapid Response Symptom Control 24/7 Health Care Coach to reduce Emergency Department visits and hospitalizations uses Algorithm driven action plan for nausea / vomiting, constipation, diarrhea, dyspnea and pain Program Enrollment All patients with newly diagnosed cancer are enrolled HVCC Enrollment and Program Design Protocol Data Ingestion and Care Plan Iteration Data collected on patient symptoms, clinical outcomes, and referral patterns at every step Used to optimize care pathways, creating an “iterative loop” of improvement Post Acute / External Referral Management Physicians and Advanced Practitioner actively manage supportive care referrals to improve quality of care and reduce costs TOI’s innovative HVCC program can reduce healthcare costs by approximately 25%(3), with ~30% reduction in Emergency Department usage and inpatient admissions Notes: (1) Edmonton Symptom Assessment (ESAS); (2) Patient Health Questionnaire (PHQ-9); (3) Compared with average Per Member Per Month costs in our primary geographies.

Net Income to Adjusted EBITDA Reconciliation ($ in mm, except noted otherwise)2019A2020A Net Income($4)($14) (+) Depreciation & Amortization33 (+) Interest and Income Tax Expense (Income), net1(0) (+) Add-Backs to Adjusted EBITDA(1) 417 Adjusted EBITDA$5$6 (2) % Margin3%3% Note: (1) Comprised of legal and Board fees; salary and wage expenses; asset impairments; stock compensation expense; non-cash rent; other expenses and income; (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue.

Summary Risk Factors

All references to “TOI,” “we,” “us,” “our” or the “Company” refer to the business of TOI Parent, Inc. and its affiliates. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. Accordingly, the list below is qualified in its entirety by disclosures contained in future documents filed or furnished with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished by the Company and/or the special purpose acquisition company (the “SPAC”) in connection with the proposed business transaction. The risks presented in such filings will be consistent with those that would be required for a public company in their SEC filings, including with respect to the business and securities of the Company and the SPAC and the proposed business transaction between the Company and the SPAC, and may differ significantly from and be more extensive than those presented below. Our growth strategy depends on our ability to build or acquire new clinics to service our contracts and treat our patients, and if we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service and patient satisfaction or adequately address competitive challenges. Our services are concentrated in certain geographic areas and populations exposing us to unfavorable changes in local benefit costs, reimbursement rates, competition and economic conditions. We primarily depend on reimbursement from third-party payors, as well as payments by individuals, which could lead to delays, denials, or uncertainties in the reimbursement process. With many of our value-based agreements, we assume the risk that the cost of providing services will exceed our compensation. As oncology costs rise, if we do not accurately predict the cost to deliver care, some of our value-based agreements could become less profitable, or unprofitable. Renegotiation, non-renewal or termination of our third-party payor contracts, including capitation agreements with health plans, could have a material adverse effect on our business, results operations, financial condition and cash flows. We derive a significant portion of our sales from a limited number of health insurance and medical group companies. Those health insurance and medical group companies could take action to remove, exclude, delay, or otherwise prevent our inclusion in their provider networks. We derive a significant portion of our sales from prescription drug sales reimbursed by a limited number of pharmacy benefit management companies. Those pharmacy benefit management companies could take action to remove, exclude, delay or otherwise prevent our inclusion in their provider networks. We cannot predict the effect that health care reform and other changes in government programs may have on our business, financial condition or results of operations. Reductions in Medicare reimbursement rates or changes in the rules governing the Medicare program could have a material adverse effect on our financial condition and results of operations Competition for physicians and clinical personnel, including nurses, shortages of qualified personnel or other factors could increase our labor costs and adversely affect our revenue, growth rate, profitability and cash flows. We must attract and retain highly qualified physicians, medical professionals and other personnel in order to execute our growth plan. If we are unable to provide consistently high quality of care, our business will be adversely impacted. We may become subject to medical liability claims, which could cause us to incur significant expenses, may require us to pay significant damages if not covered by insurance, and could harm our business. If certain of our suppliers do not meet our needs, if there are material price increases on supplies, if we are not reimbursed or adequately reimbursed for drugs we purchase or if we are unable to effectively access new technology or superior products, it could negatively impact our ability to effectively provide the services we offer and could have a material adverse effect on our business, results of operations, financial condition and cash flows. If we are unable to protect the confidentiality of our trade secrets, know-how and other proprietary and internally developed information, the value of our technology could be adversely affected. A pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide, including the outbreak of the novel strain of coronavirus disease, COVID-19, could adversely affect our business, financial condition, results of operations and growth.

With respect to Innovative Clinical Research Institute, if we fail to perform our clinical trial services in accordance with contractual requirements, government regulations and ethical considerations, we could be subject to significant costs or liability and our reputation could be adversely affected. Actual or perceived failures to comply with applicable data protection, privacy and security, advertising and consumer protection laws, regulations, standards and other requirements could adversely affect our business, financial condition and results of operations. We depend on our information technology systems, and those of our third-party vendors, contractors and consultants, and any failure or significant disruptions of these systems, security breaches or loss of data could materially adversely affect our business, financial condition and results of operations. Our centers and affiliated physician practices providing professional services at such centers may become subject to medical liability claims, which could have a material adverse impact on our business. Our centers and affiliated physician practices may be subject to third-party payor audits, which, if adversely determined against us or affiliated physician practices, may have a material effect on our results of operations and financial condition. Third-party payors and other entities, such as pharmacy benefit managers, continue to take action to manage and/or control the utilization and cost of drugs and medical devices. We could be adversely affected by increases in the cost to procure drugs. We could be adversely affected by drug shortages that prevent us from providing certain treatments. We are subject to extensive fraud, waste, and abuse laws that may give rise to federal and state audits, investigations, lawsuits and claims against us, the outcome of which may have a material adverse effect on our business, financial condition, cash flows, or results of operations. Laws regulating the corporate practice of medicine and fee-splitting with physicians could restrict the manner in which we are permitted to conduct our business, and the failure to comply with such laws could subject us to penalties or require a restructuring of our business. We are dependent on our relationships with the TOI PCs, which are affiliated professional entities that we do not own, to provide healthcare services, and our business would be harmed if those relationships were disrupted or if our arrangements with the TOI PCs become subject to legal challenges. If our agreements or arrangements with any physician equity holder of our TOI PCs are deemed invalid under applicable laws or are terminated as a result of changes in such laws, or if there is a change in accounting standards by the Financial Accounting Standards Board or the interpretation thereof affecting consolidation of entities, it could have a material adverse effect on our consolidation of total revenues derived from such practices. Some jurisdictions preclude us from entering into non-compete agreements with our physicians, and other non-compete agreements and restrictive covenants applicable to certain physicians and other clinical employees may not be enforceable. We and our TOI PCs are subject to federal, state and local laws and regulations that govern our employment practices, including minimum wage, living wage, and paid time-off requirements. Failure to comply with these laws and regulations, or changes to these laws and regulations that increase our employment related expenses, could adversely impact our operations. We have a history of net losses, we anticipate increasing expenses in the future, and we may not be able to achieve or maintain profitability. Each of the SPAC and the Company will incur significant transaction costs in connection with the Business Combination. If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of our securities may decline. A market for the combined company’s securities may not develop, which would adversely affect the liquidity and price of such securities. Financial projections with respect to the Company may not prove to be reflective of actual future results. The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all. The Company will incur significant costs and obligations as a result of being a public company. Provisions in our charter and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock. Our charter will provide, subject to limited exceptions, that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation matters, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or stockholders. Our charter will renounce any interest or expectancy that we have in certain corporate opportunities that may be presented to our officers, directors or stockholders or their respective affiliates, other than those officers, directors, stockholders or affiliates who are our or our subsidiaries’ employees. As a result, these persons will not be required to offer certain business opportunities to us and may engage in business activities that compete with us.